Federated Investors
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

ANNUAL REPORT

October 31, 2001

Established 1934

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

John F. Donahue

President

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Annual Report for Federated Stock and Bond Fund, Inc., which has its origins in the Income Foundation Fund created in 1934. For more than six decades, the fund has maintained a balanced approach, selecting both common stocks for capital appreciation and a diversified portfolio of bonds for income. As of October 31, 2001, 55% of the fund's net assets were invested in stocks, 41% were allocated to bonds, and 4% were invested in cash equivalents.

This report covers the 12-month reporting period from November 1, 2000 through October 31, 2001. It begins with an interview with the fund's co-managers: equity manager John Harris, Vice President, and bond manager Joseph Balestrino, Senior Vice President, both of Federated Investment Management Company. Following their discussion of the stock and bond markets and fund strategies are three additional items of shareholder interest: a series of graphs showing the fund's long-term investment performance, a complete listing of the fund's stock and bond holdings, and the publication of the fund's financial statements. Please take time to examine this report and review the fund's holdings.

In November 2000, Federated Stock and Bond Fund, Inc. modified its stock selection style from a "value" to a "blend" style, which combines investments in both growth and value stocks. As a result, the fund no longer exclusively owns value stocks, but they do continue to comprise the largest portion of the stock portfolio.

Individual share class total return performance, including distributions from income and capital gains, follows.1

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	(3.12)%	$0.525	$0.471	$18.78 to $17.22 = (8.31)%
Class B Shares	(3.85)%	$0.389	$0.471	$18.75 to $17.19 = (8.32)%
Class C Shares	(3.81)%	$0.388	$0.471	$18.70 to $17.15 = (8.29)%

Although the returns during this reporting period were negative, the fund's beta of 0.47 means it experienced less volatility than the overall stock market.2 However, the past 12 to 18 months have been a difficult market for stock ownership -- there was no place to hide -- and the long-term value of a balanced allocation was indeed evident. From 1980 through 2000, Federated Stock and Bond Fund, Inc. Class A Shares delivered positive returns in 20 out of 21 years. The fund's average annual total returns, based on net asset value, for Class A Shares for the five-year and ten-year periods ended October 31, 2001, for example, were 8.09% and 9.35%, respectively.3

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total returns during the reporting period for Class A, B, and C Shares, based on offering price (i.e., less any applicable sales charge), were (8.44)%, (8.90)%, and (4.73)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Beta is a measure of a fund's or stock's volatility compared to that of the overall stock market, which, as measured by the Standard & Poor's 500 Index (S&P 500), has a beta of 1.00. A fund with a lower beta can be expected to fluctuate in value less than the S&P 500, whereas a fund with a higher beta will fluctuate more. For example, a beta of 0.50 means that a fund can be expected to fluctuate in value half as much as the S&P 500.

3 Total returns for the fund's Class A Shares, based on offering price (i.e., less any applicable sales charge), for the five-year and ten-year period ended October 31, 2001 were 6.88% and 8.73%, respectively.

Because it maintains a diversified portfolio, Federated Stock and Bond Fund, Inc. may potentially provide less risk in difficult economic times. You also can increase your investment over time regardless of the market's fluctuations by automatically reinvesting dividends and capital gains in additional shares of the fund. A systematic investment program is another way to add to your account on a regular basis to accumulate more shares at lower prices.4 I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. and for your continued confidence in the fund. As always, we welcome your comments, questions and suggestions.

Sincerely,

John F. Donahue

John F. Donahue
President
December 15, 2001

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

John Harris

Vice President

Federated Investment Management Company

Joseph Balestrino

Senior Vice President

Federated Investment Management Company

Investment Review

What are your comments on the stock and bond markets over the fund's fiscal year?

It has been a notably difficult period for equities even in defensive sectors, although "value" stocks did perform better overall than "growth" stocks. Decreases in equity returns and sell-offs were well underway during the fourth quarter of 2000, driven by deepening concerns about too-high valuations and less optimistic corporate prospects in a depressed economy. Technology and Telecommunications stock woes dragged down the market at large, and the January and April rallies of 2001 could not reverse or curtail declines in that sector. During the reporting period, defensive stocks in the Consumer Staples, Healthcare and Energy sectors had smaller losses.

The U.S. economy had been slowing, and businesses were under stress, for nearly 18 months, but the September 11 terrorist attacks and events that followed exacerbated existing weaknesses and magnified underlying problems. Although some stock indexes have since shown periodic gains approaching pre-September 11 levels, the general economic picture -- characterized by rising layoffs, high unemployment, weak production, poor earnings and deflated consumer confidence -- certainly appeared bleak at the close of the fund's reporting period. Some market analysts have predicted that a bottom has or soon will be reached, though, pointing out that the rebound effect of this year's aggressive interest rate easings by the Federal Reserve Board ("the Fed") -- nine cuts made during the fund's reporting period lowered the Federal Funds Target Rate from 6.50% to 2.50% -- should become more evident and tangible early in 2002.

Bond investors enjoyed significantly positive total returns over the past year. The Fed pursued an aggressive easing of monetary policy on a faltering economy and weak equity and oil prices. This was an unprecedented move by the Fed and viewed as an action to prevent recession. Interest rates fell considerably during the fund's reporting period, ranging from 90 to 450 basis points. Short-term rates fell the most, which helped to steepen the yield curve considerably. Two-year Treasury issues yielded 2.42%, while 30-year Treasury bonds yielded 4.87% as of October 31, 2001.

High-quality bonds, an area in which the fund has concentrated its debt securities, performed well, with Treasury bonds outperforming their investment-grade corporate counterparts. In general, the lower performance of corporate bonds was due to widespread profit concerns, and high-yield bonds were less favored in an increasingly volatile investment landscape. The Lehman Brothers Aggregate Bond Index,1 representing a broad cross-section of all sectors in the U.S. bond market, had a total return of 14.56% over the past 12 months.

How did the fund perform during the 12-month reporting period, and what factors influenced performance?

As of October 31, 2001, the fund's Class A, B, and C Shares produced one-year total returns of (3.12)%, (3.85)%, and (3.81)%, respectively, based on net asset value. These returns were better than the (9.70)% total return of the Lipper Balanced Funds Average2 for this same period.

Since mid-2000, the fund has maintained an above-normal allocation to bonds, but continued across-the-board declines in stock prices during the fund's reporting period had a significant negative impact on returns. Our underweight in Technology and Telecommunications stocks relative to the S&P 500 Index3 was beneficial, as was a general bias against stocks with higher valuations and higher growth expectations irrespective of sector.

1 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. These indexes are unmanaged and investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks representing all major industries.

What is your current strategy for selecting stocks, and what were some recent stock purchases?

We are currently allocating about 51.6% of the portfolio to equities. In November 2000, our stock selection style changed from a "value" style to a "blend" style. With the incorporation of this new investment approach, the returns of the fund's stock portfolio in the future should more closely reflect the broader market. The fund will continue to be primarily invested in large- and medium-capitalization issues. Under most market conditions, large-capitalization stocks will make up the largest percentage of the stock portfolio. Although we no longer exclusively own value stocks, we do currently emphasize them in the portfolio.

During the reporting period, we broadened the portfolio to include a number of larger cap stocks, such as the following:

Fannie Mae (0.3% of net assets) is one of the nation's largest providers of funds for home mortgages. It provides funds to the housing market by purchasing mortgages originated by a variety of authorized lenders. Funding for these mortgage purchases is provided by selling debt securities, including mortgage-backed securities. The firm also receives fees for guaranteeing timely payment of principal and interest for the mortgage-backed securities that it issues.

Microsoft Corp. (1.7% of net assets) provides a variety of software applications including its popular Windows operating system and Office software suite. In addition, the company offers a variety of business and consumer software including server application software, software development tools, and Web-based applications.

Pfizer (1.1% of net assets) is a global pharmaceutical company that develops, manufactures and markets medicines for humans and animals including both prescription and non-prescription pharmaceuticals. In 2000, the pharmaceuticals segment had eight products with sales in excess of $1 billion each.

Are you planning to adjust the duration and quality of the bonds in the portfolio?

We plan to allocate about 45% of the fund's portfolio to bonds, which should help to lessen overall portfolio volatility. We have made little adjustment to the effective duration on the portfolio during the past six months; duration currently is about 5.0 years, just north of neutral, to take advantage of the decline in interest rates.4 During the reporting period, we reduced our exposure to A-rated, BBB-rated and non-investment-grade credits on signs that the U.S. economy was weakening again. Wider spreads after the September 11 attack, on the other hand, increased the attractiveness of corporate bonds, and we moved to increase our exposure to these two areas of the corporate sector.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

What were the fund's top ten holdings in the stock and bond categories as of October 31, 2001, and how were they diversified by sector and quality?

The top holdings and sector weightings were as follows:

STOCKS

Security Name	Percentage of Stock Portfolio
Microsoft Corp.	3.1%
Tyco International Ltd.	3.0%
First Data Corp.	2.4%
General Electric Co.	2.3%
ChevronTexaco Corp.	2.0%
Pfizer, Inc.	2.0%
Verizon Communications	1.8%
Loews Corp.	1.8%
International Business Machines Corp.	1.8%
Bristol-Myers Squibb Co.	1.7%
TOTAL PERCENTAGE OF STOCK PORTFOLIO	21.9%

Sector	Percentage of Stock Portfolio	Percentage of S&P 500 Index
Financials	15.2%	17.7%
Industrials	14.1%	10.7%
Healthcare	14.1%	15.2%
Information Technology	13.4%	16.5%
Consumer Discretionary	9.4%	12.3%
Energy	9.1%	6.9%
Consumer Staples	8.0%	8.9%
Telecommunication Services	4.5%	5.7%
Utilities	3.5%	3.5%
Materials	1.9%	2.6%

BONDS

The top holdings and quality composition were as follows:

Security Name	Percentage of Bond Portfolio
U.S. Treasury Note, 5.875% due 11/15/2004	9.9%
U.S. Treasury Bond, 7.250% due 5/15/2016	9.7%
U.S. Treasury Bond, 11.250%, due 2/15/2015	6.0%
U.S. Treasury Bond, 6.375%, due 8/15/2027	5.9%
U.S. Treasury Note, 5.750%, due 8/15/2010	4.9%
U.S. Treasury Note, 7.875%, due 11/15/2004	3.8%
U.S. Treasury Note, 3.500%, due 1/15/2011	3.1%
Federal Home Loan Mortgage Corp., 5.750% due 4/15/2008	2.3%
125 Home Loan Owner Trust 1998 - 1A, Class B1, 9.260% due 2/15/2029	1.8%
U.S. Treasury Bond, 11.625% due 11/15/2004	1.8%
TOTAL PERCENTAGE OF BOND PORTFOLIO	49.2%

QUALITY COMPOSITION (CORPORATE BOND HOLDINGS)

Rating	Percentage of Bond Portfolio
AAA	68.5%
AA	1.2%
A	8.7%
BBB	16.3%
BB	2.5%
B	2.7%
Other	0.1%

What is your outlook for the stock and bond markets in 2002?

First, over the long haul, financial assets, both stocks and bonds, will remain attractive in a non-inflationary economy. Second, for the short term, in light of the war on terrorism and discouraging news on the U.S. economy and corporate earnings, stocks seem likely to remain vulnerable to dramatic price swings. While it is difficult to imagine any upward movement in common stocks during a time of declining corporate profits, we do expect the volatility in some of our holdings to create attractive buying opportunities. In addition, the impressive series of rate cuts by the Fed should begin to take more full effect during the first half of 2002, lifting stock prices and brightening the overall economic and investment picture.

Our outlook for bonds remains positive for the near and medium term, and their diversification benefits for investors have been especially clear over the past year. Going forward, medium and lower quality corporate bonds5 will be an area of special focus for the fund, as they represent good values and are poised to outperform. We also may underweight mortgage-backed securities given the possibility of a huge refinancing wave due to lower mortgage rates that will increase prepayments on these securities. The Treasury's announcement on October 31, 2001, that it would cease the auctioning of 30-year Treasury bonds triggered a significant rally in long-term Treasury issues. We expect that action will continue to have a positive impact on the bond portion of the fund's portfolio and may ultimately bring long-term interest rates down significantly further, as long Treasury securities become even scarcer.

5 Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $33,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68,1 reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $455,124 on 10/31/01. You would have earned an 8.30%2 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/01, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (7.78)%, 7.21% and 8.74%, respectively. Class B Shares' average annual 1-year, 5-year and since-inception (8/30/96) total returns were (8.23)%, 7.39% and 8.06%, respectively. Class C Shares' average annual 1-year, 5-year and since-inception (4/19/93) total returns were (4.09)%, 7.63%, and 8.18%, respectively.3

1 Federated began serving as the Fund's adviser on 12/31/68.

2 Total return represents the change in the value of an investment after investing all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares ($33,000 investment minus $1,815 sales charge = $31,185). Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charge for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 32 years (reinvesting all dividends and capital gains) grew to $242,355.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68,1 reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $33,000, but your account would have reached a total value of $242,3552 by 10/31/01. You would have earned an average annual total return of 9.68%.

A practical investment plan helps you pursue long-term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 Federated began serving as the Fund's adviser on 12/31/68.

2 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month ($1,000 investment minus $55 sales charge = $945). No method of investing can guarantee a profit or protect against loss in down markets.

SIXTY-SIX YEARS OF INVESTMENT

Many current shareholders may find this 66-year record of investment of great interest because it encompasses periods of significant triumph and turmoil--World War II, President Kennedy's assassination, the moon walk, the Challenger explosion, the OPEC oil crisis, strong economic growth from the 1980s through 2000, periods of high unemployment and full employment, double-digit inflation and zero inflation, etc. This 66-year period certainly is a prologue to the future. The U.S. economy and the stock and bond markets have always functioned to allow investors to benefit from interest on bonds and capital appreciation from the stocks of great American corporations. Let's look at how an initial investment of $1,000 performed over the fund's history--as Income Foundation Fund from 1935 to 1968, and as Federated Stock and Bond Fund, Inc. thereafter.

If you had made an initial investment of $1,000 in Federated Stock and Bond Fund, Inc. on 1/1/35, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $242,010 on 10/31/01 which represents an average annual total return of 8.56%.1

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains distributions, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares ($1,000 minus $55 sales charge = $945). Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund declares and pays dividends quarterly. During the period from 4/16/36 through 3/9/37, the Fund paid three quarterly dividends. However, the share price at which those dividends were reinvested in additional Fund shares cannot be confirmed. Accordingly, for purposes of preparing this chart, it was assumed that there were no dividend reinvestments made for these three quarters. For this reason, an actual investment in the Fund for the period could have had an ending value in excess of $242,010.

2 Federated began serving as the Fund's adviser on 12/31/68.

Federated Stock & Bond Fund, Inc. -- Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK & BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock & Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1991 to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500),2 Lehman Brothers Aggregate Bond Index (LBAB),2 the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/ 2001
1 Year	(8.44)%
5 Years	6.88%
10 Years	8.73%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, LBGCT and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, LBAB and the LBGCT are not adjusted to reflect sales charges, expenses or other fees that the Security and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund elected to change its benchmark index from the LBGCT to the LBAB. The LBAB is more representative of the securities typically held by the Fund.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Stock & Bond Fund, Inc. -- Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK & BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock & Bond Fund, Inc. (Class B Shares) (the "Fund") from August 30, 1996 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500),2 Lehman Brothers Aggregate Bond Index (LBAB),2 the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(8.90)%
5 Years	7.04%
Start of Performance (8/30/1996)	8.14%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption of shares held up to six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, LBGCT and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, LBAB and the LBGCT are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund elected to change its benchmark index from the LBGCT to the LBAB. The LBAB is more representative of the securities typically held by the Fund.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Stock & Bond Fund, Inc. -- Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK & BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock & Bond Fund, Inc. (Class C Shares) (the "Fund") from April 19, 1993 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500),2 Lehman Brothers Aggregate Bond Index (LBAB),2 the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(4.73)%
5 Years	7.28%
Start of Performance (4/19/1993)	8.23%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption within one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, LBGCT and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, LBAB and the LBGCT are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund elected to change its benchmark from the LBGCT to the LBAB. The LBAB is more representative of the securities typically held by the Fund.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		STOCKS--54.9%
		COMMON STOCKS--51.1%
		Consumer Discretionary--5.2%
54,585	[1]	AOL Time Warner, Inc.	$1,703,598
76,300	[1]	Charter Communications, Inc.	1,078,882
8,840	[1]	Clear Channel Communications, Inc.	336,981
13,080	[1]	Comcast Corp., Special Class A	468,787
16,600		Eastman Kodak Co.	424,462
33,500	[1]	Federated Department Stores, Inc.	1,071,665
35,519		Ford Motor Co.	570,080
12,498		General Motors Corp.	516,417
17,916		General Motors Corp., Class H	246,345
26,600		Johnson Controls, Inc.	1,923,712
25,430		Koninklijke (Royal) Philips Electronics NV, ADR	573,446
20,800		News Corp. Ltd., PFD ADR	495,040
17,900		TRW, Inc.	604,841
28,900	[1]	Viacom, Inc., Class A	1,060,052
44,640		Wal-Mart Stores, Inc.	2,294,496

		TOTAL	13,368,804

		Consumer Staples--4.5%
5,600		Anheuser-Busch Companies, Inc.	233,296
9,080		Colgate-Palmolive Co.	522,282
36,500		General Mills, Inc.	1,676,080
34,900		Kimberly-Clark Corp.	1,937,299
18,280		PepsiCo, Inc.	890,419
46,600		Philip Morris Cos., Inc.	2,180,880
87,300		Sara Lee Corp.	1,945,917
54,700		UST, Inc.	1,838,467
4,200		Unilever N.V., ADR	218,316

		TOTAL	11,442,956

		Energy--5.0%
31,500		Ashland, Inc.	1,268,190
32,506		ChevronTexaco Corp.	2,878,406
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
31,900		ENSCO International, Inc.	$631,620
49,930		Exxon Mobil Corp.	1,969,738
11,500		Kerr-McGee Corp.	662,400
38,640		Phillips Petroleum Co.	2,102,402
32,800		Royal Dutch Petroleum Co., ADR	1,656,728
7,025		Schlumberger Ltd.	340,150
51,500		USX-Marathon Group	1,420,885

		TOTAL	12,930,519

		Financials--8.3%
15,100		Allmerica Financial Corp.	588,900
58,900		Allstate Corp.	1,848,282
10,400		American Express Co.	306,072
735		American International Group, Inc.	57,771
31,680		Bank of America Corp.	1,868,803
16,478		Bear Stearns Cos., Inc.	889,812
1,756		Citigroup, Inc.	79,933
8,300		Fannie Mae	671,968
8,930		Freddie Mac	605,633
11,577		J.P. Morgan Chase & Co.	409,363
20,700		Lincoln National Corp.	876,645
50,700		Loews Corp.	2,575,560
46,650		MBIA, Inc.	2,148,699
14,410		MBNA Corp.	397,860
9,000		Marsh & McLennan Cos., Inc.	870,750
1,555		Mellon Financial Corp.	52,248
21,400		Morgan Stanley, Dean Witter, & Co.	1,046,888
39,100		PNC Financial Services Group	2,146,590
15,187		Schwab (Charles) Corp.	195,609
39,900		Wachovia Corp.	1,141,140
73,650		Washington Mutual, Inc.	2,223,493
15,555		Wells Fargo & Co.	614,422

		TOTAL	21,616,441

Shares			Value
		COMMON STOCKS--continued
		Healthcare--7.7%
45,800		Abbott Laboratories	$2,426,484
12,520		American Home Products Corp.	698,992
10,900	[1]	Amgen, Inc.	619,338
35,730		Baxter International, Inc.	1,728,260
46,180		Bristol-Myers Squibb Co.	2,468,321
17,400		CIGNA Corp.	1,268,460
2,820		Cardinal Health, Inc.	189,250
169,800	[1]	HEALTHSOUTH Corp.	2,210,796
33,000		Merck & Co., Inc.	2,105,730
68,246		Pfizer, Inc.	2,859,507
24,813		Pharmacia Corp.	1,005,423
2,280		Schering Plough Corp.	84,770
34,100		UnitedHealth Group, Inc.	2,242,075
4,618	[1]	Zimmer Holdings, Inc.	142,742

		TOTAL	20,050,148

		Industrials--7.7%
48,400		Block (H&R), Inc.	1,649,472
81,140	[1]	Cendant Corp.	1,051,574
50,000		First Data Corp.	3,378,500
90,170		General Electric Co.	3,283,090
21,200		Ingersoll-Rand Co.	790,760
20,000		Northrop Grumman Corp.	1,999,000
35,600		Parker-Hannifin Corp.	1,278,040
15,000		Textron, Inc.	474,750
86,248		Tyco International Ltd.	4,238,227
20,800		Union Pacific Corp.	1,081,808
34,100		Waste Management, Inc.	835,450

		TOTAL	20,060,671

		Information Technology--7.4%
10,055	[1]	Applied Materials, Inc.	342,976
2,300	[1]	Broadcom Corp.	79,143
39,100	[1]	Cisco Systems, Inc.	661,572
44,000		Compaq Computer Corp.	385,000
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
17,400	[1]	Computer Sciences Corp.	$624,834
19,300	[1]	Dell Computer Corp.	462,814
28,885	[1]	EMC Corp.	355,863
23,200		Electronic Data Systems Corp.	1,493,384
90,535		Intel Corp.	2,210,865
23,400		International Business Machines Corp.	2,528,838
14,540	[1]	JDS Uniphase Corp.	116,175
46,385		Lucent Technologies, Inc.	310,779
75,300	[1]	Microsoft Corp.	4,378,695
21,500		Motorola, Inc.	351,955
34,375		Nortel Networks Corp.	199,719
72,710	[1]	Oracle Corp.	985,948
9,910	[1]	Palm, Inc.	24,379
8,000	[1]	Qualcomm, Inc.	392,960
5,000	[1]	Siebel Systems, Inc.	81,650
80,800	[1]	Storage Technology Corp.	1,516,616
56,350	[1]	Sun Microsystems, Inc.	571,952
10,400	[1]	Tellabs, Inc.	141,960
20,120		Texas Instruments, Inc.	563,159
14,155	[1]	Veritas Software Corp.	401,719

		TOTAL	19,182,955

		Materials--1.0%
22,200		Du Pont (E.I.) de Nemours & Co.	887,778
26,400		International Paper Co.	945,120
18,300		PPG Industries, Inc.	893,589

		TOTAL	2,726,487

		Telecommunication Services--2.4%
52,340		AT&T Corp.	798,185
16,843	[1]	AT&T Wireless Services, Inc.	243,213
2,685	[1]	Global Crossing Ltd.	3,034
13,600	[1]	NEXTEL Communications, Inc., Class A	108,120
21,900		Qwest Communications International, Inc.	283,605
32,600		SBC Communications, Inc.	1,242,386
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--continued
23,400		Sprint Corp. (FON Group)	$468,000
52,976		Verizon Communications	2,638,735
1,632		WorldCom, Inc. -- MCI Group	19,339
40,805	[1]	Worldcom, Inc. -- WorldCom Group	548,827

		TOTAL	6,353,444

		Utilities--1.9%
12,000		Duke Energy Corp.	460,920
39,300	[1]	Edison International	558,453
7,565		Enron Corp.	105,153
50,100		Entergy Corp.	1,946,385
3,300		FPL Group, Inc.	175,230
20,600		Public Service Enterprises Group, Inc.	810,816
32,100		Reliant Energy, Inc.	897,195

		TOTAL	4,954,152

		TOTAL COMMON STOCKS (IDENTIFIED COST $126,958,609)	132,686,577

		FUTURES CONTRACT COLLATERAL--3.8%[2]
10,000,000		United States Treasury Bill, 12/20/2001 (identified cost $9,970,392)	9,975,500

		TOTAL STOCKS (IDENTIFIED COST $136,929,001)	$142,662,077

		PREFERRED STOCKS--0.5%
		Communications--0.2%
15,802		TCI Communications, 10.00%, Pfd., $2.50	401,213

		Financial Services--0.3%
1,000		Highwoods Properties, Inc., REIT Perpetual Pfd. Stock, Series A, $86.25	916,875

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,717,845)	1,318,088

		ASSET-BACKED SECURITIES--0.7%
$1,191,976	[3]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	1,259,954
66,473	[3]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	59,826
434,503	[3]	Option One Mortgage Securities Corp. 2001-3 CTFS, 9.66%, 9/25/2031	433,691
222,016	[3]	SMFC Trust Asset-Backed Certificates, Series 1997-A, Class B1-4, 7.49%, 1/28/2025	177,475

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,893,238)	1,930,946

Principal Amount			Value
		CORPORATE BONDS--9.8%
		Aerospace & Defense--0.0%
$50,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	$57,923

		Air Transportation--0.1%
56,800		Northwest Airlines Corp., Pass Thru Cert., 7.575%, Series 992A, 9/1/2020	56,897
255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	235,566

		TOTAL	292,463

		Banking--0.9%
750,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	774,652
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/1/2009	62,028
400,000		Munchen Hypobank, 5.00%, Series 564, 10/4/2006	373,811
1,000,000	[3]	Regional Diversified Funding, 9.25%, 3/15/2030	1,077,222

		TOTAL	2,287,713

		Broadcast Radio & TV--0.3%
500,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	521,530
200,000		Clear Channel Communications, Inc., 7.65%, 9/15/2010	211,570

		TOTAL	733,100

		Chemicals & Plastics--0.1%
400,000	[3]	Fertinitro Finance, Company Guarantee, 8.29%, 4/1/2020	291,584

		Consumer Products--0.1%
200,000		Sara Lee Corp., 6.25%, 9/15/2011	210,474

		Ecological Services & Equipment--0.4%
1,000,000		Waste Management, Deb., 8.75%, 5/1/2018	1,091,990

		Electronics--0.2%
500,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	529,545

		Finance--0.0%
1,000		Arcadia Financial Ltd., 11.500%, 3/15/2007	10

		Finance - Automotive--0.4%
500,000		Ford Motor Credit Corp., Note, 7.375%, 10/28/2009	512,360
500,000		General Motors Acceptance Corp., 7.50%, 7/15/2005	524,925

		TOTAL	1,037,285

		Finance - Retail--0.0%
45,000		Household Finance Corp., Sr. Note, 5.875%, 2/1/2009	44,918

		Financial Intermediaries--0.2%
500,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	525,210

Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Services--0.1%
$45,000		Associates Corp. of North America, Sr. Note, 5.50%, 2/15/2004	$46,792
30,000		Heller Financial, Inc., Note, 7.375%, 11/1/2009	33,460
55,000		Newcourt Credit Group, Inc., Company Guarantee, Series B1, 6.875%, 2/16/2005	58,908

		TOTAL	139,160

		Food & Drug Retailers--0.4%
125,000		Meyer (Fred), Inc., Company Guarantee, 7.45%, 3/1/2008	138,065
750,000		Safeway, Inc., Note, 7.25%, 9/15/2004	811,372

		TOTAL	949,437

		Food Products--0.2%
400,000		Kraft Foods, Inc., 5.625%, 11/1/2011	403,816

		Forest Products--0.2%
150,000		Pope & Talbot, Inc., Deb., 8.375%, 6/1/2013	139,500
250,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	259,362

		TOTAL	398,862

		Industrial Products & Equipment--0.1%
200,000		Tyco International Group, 6.375%, 10/15/2011	204,044

		Insurance--1.4%
1,000,000		Conseco, Inc., Sr. Sub. Note, 10.25%, 6/1/2002	855,000
250,000		Delphi Financial Group, Note, 8.00%, 10/1/2003	261,835
1,250,000		Delphi Funding, 9.31%, 3/25/2027	987,075
750,000	[3]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	798,262
150,000	[3]	Providian Capital I, Bank Guarantee, 9.525%, 2/1/2027	30,750
750,000	[3]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	763,065

		TOTAL	3,695,987

		Leisure & Entertainment--0.7%
850,000		International Speedway Co., 7.875%, 10/15/2004	900,779
1,015,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	1,092,617

		TOTAL	1,993,396

		Metals & Mining--0.2%
500,000	[3]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	508,796

		Oil & Gas--0.8%
250,000		Conoco, Inc., 5.45%, 10/15/2006	253,635
70,000		Enron Corp., 7.375%, Bond, 5/15/2019	47,163
50,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	51,893
Principal Amount			Value
		CORPORATE BONDS--continued
		Oil & Gas--continued
$1,000,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	$1,071,570
35,000		Petro-Canada, Inc., Deb., 7.00%, 11/15/2028	35,684
750,000	[3]	Yosemite Sec Trust, Bond, 8.25%, 11/15/2004	563,438

		TOTAL	2,023,383

		Printing & Publishing--0.5%
1,000,000		News American Holdings, Inc., 10.125%, 10/15/2012	1,106,300
250,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	264,568

		TOTAL	1,370,868

		Rail Industry--0.1%
200,000		Canadian Pacific Railroad, 6.25%, 10/15/2011	205,322

		Real Estate--0.5%
675,000		EOP Operating LP, 7.375%, 11/15/2003	720,758
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	46,380
600,000		Sun Communities, Inc., MTN, 6.77%, 5/16/2005	615,006

		TOTAL	1,382,144

		Retailers--0.5%
250,000		Sears, Roebuck & Co., MTN, 10.00%, 2/3/2012	296,650
1,250,000		Shopko Stores, Sr. Note, 9.25%, 3/15/2022	818,750
200,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	226,798

		TOTAL	1,342,198

		Sovereign--0.1%
35,000		Manitoba, Province of, Deb., Series C2, 6.75%, 3/1/2003	36,931
250,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	298,738

		TOTAL	335,669

		Supranational--0.1%
300,000		Corp Andina De Fomento, Sr. Note, 7.375%, 1/18/2011	321,144

		Telecommunications & Cellular--0.7%
200,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	215,480
200,000		CenturyTel, Inc., 8.375%, 10/15/2010	217,490
250,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	281,365
50,000		Insight Midwest LP, Sr. Note, 9.75%, 10/1/2009	52,125
500,000		LCI International, Inc., Sr. Note, 7.25%, 6/15/2007	535,845
750,000		MetroNet Escrow Corp., Sr. Note, 10.625%, 11/1/2008	463,125

		TOTAL	1,765,430

		Utilities--0.5%
200,000		Arizona Public Service Co., 6.375%, 10/15/2011	202,666
100,000		CMS Energy Corp., Sr. Note, 8.375%, 7/1/2003	101,307
75,000		Calpine Corp., Sr. Note, 7.75%, 4/15/2009	75,611
Principal Amount			Value
		CORPORATE BONDS--continued
		Utilities--continued
$750,000		Edison Mission Holding Co., Sr. Secd. Note, 8.734%, 10/1/2026	$767,813
100,000	[3]	Israel Electric Corp. Ltd., Sr. Secd. Note, 7.75%, 3/1/2009	106,252
25,000		NRG Energy, Inc., Bond, 8.00%, 11/1/2003	26,726

		TOTAL	1,280,375

		TOTAL CORPORATE BONDS (IDENTIFIED COST $26,496,386)	25,422,246

		GOVERNMENT AGENCIES--1.0%
500,000		Federal Home Loan Mortgage Corp., 5.500%, 9/15/2011	523,060
1,500,000		Federal Home Loan Mortgage Corp., 5.750%, 4/15/2008	1,609,965
500,000		Federal National Mortgage Association, 4.375%, 10/15/2006	506,890

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $2,408,074)	2,639,915

		FOREIGN GOVERNMENTS--1.6%
		Sovereign--1.6%
650,000		Australia, Government of, Bond, 7.50%, 7/15/2005	353,843
400,000		Austria, Government of, 3.90%, 10/20/2005	362,298
1,000,000		Belgium, Government of, Bond, Series 34, 4.75%, 9/28/2005	930,750
550,000		Canada, Goverment of, Series WU42, 5.00%, 9/1/2004	362,519
2,900,000		Denmark, Government of, 5.00%, 8/15/2005	361,826
400,000		France, Government of, Bond, 5.00%, 10/25/2011	372,732
400,000		Italy, Government of, 4.50%, 5/1/2009	361,327
1,300,000		Poland, Government of, Bond, 8.50%, 6/12/2005	295,314
400,000		Spain, Government of, Bond, 5.15%, 7/30/2009	375,920
200,000		United Kingdom, Government of, Deb., 8.50%, 12/7/2005	333,685

		TOTAL FOREIGN GOVERNMENTS (IDENTIFIED COST $4,075,450)	4,110,214

		MORTGAGE BACKED SECURITIES--0.3%
253,694		Federal Home Loan Mortgage Corp., 6.500%, 7/1/2014 - 5/1/2029	262,007
42,429		Federal National Mortgage Association, 9.500%, 2/1/2025	45,319
69,711		Federal National Mortgage Association, 7.500%, 4/1/2028 - 9/1/2029	73,270
154,277		Federal National Mortgage Association, 7.000%, 10/1/2014 - 8/1/2029	160,968
69,990		Federal National Mortgage Association, 6.000%, 10/1/2028	71,062
35,221		Government National Mortgage Association, 8.000%, 12/15/2023	37,731
23,507		Government National Mortgage Association, 7.500%, 5/15/2028	24,741
46,569		Government National Mortgage Association, 7.000%, 4/15/2023	49,003
21,211		Government National Mortgage Association, 6.500%, 9/15/2028	21,901

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $712,821)	746,002

Principal Amount or Shares			Value
		U.S. TREASURY--13.0%
		Treasury Securities--13.0%
$1,000,000		United States Treasury Bond, 11.625%, 11/15/2004	$1,246,610
2,500,000		United States Treasury Bond, 11.250%, 2/15/2015	4,100,325
790,000		United States Treasury Bond, 8.750%, 5/15/2017	1,117,724
750,000		United States Treasury Bond, 8.125%, 5/15/2021	1,035,352
5,350,000		United States Treasury Bond, 7.250%, 5/15/2016	6,658,984
3,400,000		United States Treasury Bond, 6.375%, 8/15/2027	4,050,080
600,000		United States Treasury Bond, 6.250%, 5/15/2030	717,648
2,300,000		United States Treasury Note, 7.875%, 11/15/2004	2,621,908
6,250,000		United States Treasury Note, 5.875%, 11/15/2004	6,770,375
3,000,000		United States Treasury Note, 5.750%, 8/15/2010	3,328,110
2,039,700		United States Treasury Note, 3.500%, 1/15/2011	2,118,147

		TOTAL U.S. TREASURY (IDENTIFIED COST $31,305,101)	33,765,263

		MUTUAL FUNDS--19.6%
		High Yield Bond--0.1%
46,394	[4]	High Yield Bond Portfolio	301,102

		Mortgage Backed Securities--15.4%
3,905,953	[5]	Federated Mortgage Core Portfolio	40,114,139

		Money Market Fund--4.1%
10,509,751		Prime Value Obligations Fund, Class IS	10,509,751

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $49,075,472)	50,924,992

		TOTAL INVESTMENTS (IDENTIFIED COST $254,613,388)[6]	$263,519,743

1 Non-income producing security.

2 Treasury bills held as collateral from S&P 500 contracts.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At October 31, 2001, these securities amounted to $6,070,315 which represents 2.3% of net assets.

4 The High Yield Bond Portfolio is a diversified portfolio of below investment-grade bonds.

5 The Federated Mortgage Core Portfolio is a diversified portfolio of mortgage-backed securities.

6 The cost of investments for federal tax purposes amounts to $255,573,333. The net unrealized appreciation of investments on a federal tax basis amounts to $7,946,410 which is comprised of $32,240,254 appreciation and $24,293,844 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($259,943,181) at October 31, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
MBIA	--Municipal Bond Investors Assurance
MTN	--Medium Term Note
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $254,613,388)		$263,519,743
Cash		8,038
Cash denominated in foreign currency (cost of $43)		43
Income receivable		1,466,642
Receivable for investments sold		522,789
Receivable for shares sold		667,722
Receivable for daily variation margin		13,875

TOTAL ASSETS		266,198,852

Liabilities:
Payable for investments purchased	$4,979,068
Payable for shares redeemed	1,101,982
Accrued expenses	174,621

TOTAL LIABILITIES		6,255,671

Net assets for 15,104,985 shares outstanding		$259,943,181

Net Assets Consist of:
Paid in capital		$255,528,322
Net unrealized appreciation of investments, translation of assets and liabilities in foreign currency transactions		8,639,699
Accumulated net realized loss on investments and foreign currency transactions		(4,313,861)
Undistributed net investment income		89,021

TOTAL NET ASSETS		$259,943,181

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($175,853,787 ÷ 10,210,185 shares outstanding)		$17.22

Offering price per share (100/94.50 of $17.22)[1]		$18.22

Redemption proceeds per share		$17.22

Class B Shares:
Net asset value per share ($60,057,588 ÷ 3,493,516 shares outstanding)		$17.19

Offering price per share		$17.19

Redemption proceeds per share (94.50/100 of $17.19)[1]		$16.24

Class C Shares:
Net asset value per share ($24,031,806 ÷ 1,401,284 shares outstanding)		$17.15

Offering price per share		$17.15

Redemption proceeds per share (99.00/100 of $17.15)[1]		$16.98

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $10,155)		$5,115,990
Interest		4,908,048

TOTAL INCOME		10,024,038

Expenses:
Investment adviser fee	$1,850,689
Administrative personnel and services fee	190,871
Custodian fees	21,345
Transfer and dividend disbursing agent fees and expenses	368,188
Directors'/Trustees' fees	13,721
Auditing fees	21,398
Legal fees	5,205
Portfolio accounting fees	95,107
Distribution services fee--Class B Shares	411,855
Distribution services fee--Class C Shares	176,932
Shareholder services fee--Class A Shares	438,960
Shareholder services fee--Class B Shares	137,285
Shareholder services fee--Class C Shares	58,977
Share registration costs	48,767
Printing and postage	36,367
Insurance premiums	1,651
Taxes	23,808
Miscellaneous	7,146

TOTAL EXPENSES	3,908,272

Reimbursement:
Reimbursement of investment adviser fee	(1,063)

Net expenses		3,907,209

Net investment income		6,116,829

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(2,997,934)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency transactions		(12,090,266)

Net realized and unrealized loss on investments and foreign currency		(15,088,200)

Change in net assets resulting from operations		$(8,971,371)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,116,829	$7,203,195
Net realized gain (loss) on investments and foreign currency transactions	(2,997,934)	7,515,056
Net realized gain on capital gain distributions from investments in other companies	--	7,368
Net change in unrealized appreciation of investments and translations of assets and liabilities in foreign currency	(12,090,266)	(1,907,739)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,971,371)	12,817,880

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(5,036,126)	(5,605,300)
Class B Shares	(1,157,749)	(1,119,524)
Class C Shares	(501,484)	(491,542)
Distributions from net realized gain on investments
Class A Shares	(4,337,565)	(4,709,730)
Class B Shares	(1,251,723)	(1,198,469)
Class C Shares	(547,954)	(505,770)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,832,601)	(13,630,335)

Share Transactions:
Proceeds from sale of shares	131,015,270	73,328,095
Proceeds from shares issued in connection with the tax-free transfer of assets from the IAI Balanced Fund	--	7,323,586
Net asset value of shares issued to shareholders in payment of distributions declared	11,390,462	11,912,758
Cost of shares redeemed	(108,701,295)	(127,233,104)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	33,704,437	(34,668,665)

Change in net assets	11,900,465	(35,481,120)

Net Assets:
Beginning of period	248,042,716	283,523,836

End of period (including undistributed net investment income of $89,021 and $669,937, respectively)	$259,943,181	$248,042,716

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$18.78	$18.71	$19.14	$20.46	$18.96
Income From Investment Operations:
Net investment income	0.48	0.55	0.55	0.65	0.63
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(1.04)	0.48	0.45	1.37	3.34

TOTAL FROM INVESTMENT OPERATIONS	(0.56)	1.03	1.00	2.02	3.97

Less Distributions:
Distributions from net investment income	(0.53)	(0.54)	(0.53)	(0.69)	(0.56)
Distributions from net realized gain on investments	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)

TOTAL DISTRIBUTIONS	(1.00)	(0.96)	(1.43)	(3.34)	(2.47)

Net Asset Value, End of Period	$17.22	$18.78	$18.71	$19.14	$20.46

Total Return[1]	(3.12)%	5.79%	5.35%	11.09%	23.02%

Ratios to Average Net Assets:

Expenses	1.31%	1.29%	1.25%	1.25%	1.21%

Net investment income	2.64%	2.98%	2.85%	3.30%	3.06%

Expense waiver/reimbursement[2]	0.00%[3]	0.00%[3]	--	0.07%	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$175,854	$177,236	$209,985	$196,149	$162,780

Portfolio turnover	28%	26%	46%	53%	87%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

3 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$18.75	$18.68	$19.10	$20.45	$18.96
Income From Investment Operations:
Net investment income	0.35	0.41	0.42	0.50	0.51
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(1.05)	0.49	0.45	1.37	3.34

TOTAL FROM INVESTMENT OPERATIONS	(0.70)	0.90	0.87	1.87	3.85

Less Distributions:
Distributions from net investment income	(0.39)	(0.41)	(0.39)	(0.57)	(0.45)
Distributions from net realized gain on investments	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)

TOTAL DISTRIBUTIONS	(0.86)	(0.83)	(1.29)	(3.22)	(2.36)

Net Asset Value, End of Period	$17.19	$18.75	$18.68	$19.10	$20.45

Total Return[1]	(3.85)%	5.02%	4.63%	10.26%	22.20%

Ratios to Average Net Assets:

Expenses	2.06%	2.04%	2.00%	2.00%	1.96%

Net investment income	1.89%	2.26%	2.10%	2.55%	2.31%

Expense waiver/reimbursement[2]	0.00%[3]	0.00%[3]	--	0.07%	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$60,058	$48,898	$53,154	$26,487	$4,622

Portfolio turnover	28%	26%	46%	53%	87%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

3 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$18.70	$18.63	$19.07	$20.42	$18.96
Income From Investment Operations:
Net investment income	0.35	0.41	0.42	0.50	0.47
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(1.04)	0.49	0.43	1.37	3.35

TOTAL FROM INVESTMENT OPERATIONS	(0.69)	0.90	0.85	1.87	3.82

Less Distributions:
Distributions from net investment income	(0.39)	(0.41)	(0.39)	(0.57)	(0.45)
Distributions from net realized gain on investments	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)

TOTAL DISTRIBUTIONS	(0.86)	(0.83)	(1.29)	(3.22)	(2.36)

Net Asset Value, End of Period	$17.15	$18.70	$18.63	$19.07	$20.42

Total Return[1]	(3.81)%	5.04%	4.52%	10.21%	22.08%

Ratios to Average Net Assets:

Expenses	2.06%	2.04%	2.00%	2.00%	1.96%

Net investment income	1.89%	2.26%	2.10%	2.55%	2.31%

Expense waiver/reimbursement[2]	0.00%[3]	0.00%[3]	--	0.07%	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$24,032	$21,909	$20,385	$10,312	$1,114

Portfolio turnover	28%	26%	46%	53%	87%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

3 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers Inc. (IAI) Balanced Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Balanced Fund Net Assets Received	Unrealized Appreciation	[1]
394,377	$7,323,586	$453,486

Net Assets of the Fund Prior to Combination	Net Assets of IAI Balanced Fund Immediately Prior to Combination	Net Assets of the Fund Immediately after Combination
$241,194,810	$7,323,586	$248,518,396

1 Unrealized Appreciation is included in the IAI Balanced Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in the other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and tax equalization.

The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$115,868	$(2,386)	$(113,482)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $3,600,347, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At October 31, 2001, the Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
December 2001	37 S&P 500 Index Futures	Long	$(266,925)

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At October 31, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,750,000,000

Transactions in capital stock were as follows:

Year Ended October 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,358,160	$96,551,437	2,869,512	$52,016,979
Shares issued in connection with the tax-free transfer of assets from the IAI Balanced Fund	--	--	394,377	7,323,586
Shares issued to shareholders in payment of distributions declared	458,679	8,210,047	490,637	8,835,453
Shares redeemed	(5,041,894)	(91,136,905)	(5,542,721)	(100,146,780)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	774,945	$13,624,579	(1,788,195)	$(31,970,762)

Year Ended October 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,448,528	$26,026,393	596,127	$10,799,304
Shares issued to shareholders in payment of distributions declared	121,740	2,175,979	116,937	2,104,369
Shares redeemed	(684,832)	(12,256,386)	(950,930)	(17,129,320)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	885,436	$15,945,986	(237,866)	$(4,225,647)

Year Ended October 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	467,771	$8,437,440	580,826	$10,511,812
Shares issued to shareholders in payment of distributions declared	56,347	1,004,436	54,169	972,936
Shares redeemed	(294,155)	(5,308,004)	(557,737)	(9,957,004)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	229,963	$4,133,872	77,258	$1,527,744

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,890,344	$33,704,437	(1,948,803)	$(34,668,665)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an exemptive order, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2001, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended October 31, 2001, were as follows:

Purchases	$55,482,145

Sales	$53,590,121

Purchases and sales of long-term U.S. government securities for the year ended October 31, 2001, were as follows:

Purchases	$33,503,180

Sales	$14,642,535

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $6,137,243 as capital gain dividends for the year ended October 31, 2001.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock and Bond Fund, Inc. (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock and Bond Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G01454-01 (12/01)

                          FEDERATED STOCK AND BOND FUND, INC.

                                 5800 Corporate Drive
                          Pittsburgh, Pennsylvania 15237-7000

                                   December 21,2001

EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, Northwest
Washington, DC  20549

     RE: Federated Stock and Bond Fund, Inc.(the "Fund")
            Class A Shares
            Class B Shares
            Class C Shares
           1933 Act File No. 2-10415
           1940 Act File No. 811-1

Dear Sir or Madam:

     The  Annual  Report to  Shareholders  of the  above-referenced  Fund  dated
October  31,  2001,  is hereby  electronically  transmitted  pursuant to Section
30(b)(2) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder.

     If you have any questions on the enclosed  material,  please  contact me at
(412) 288-7574.

                                                Very truly yours,

                                                /s/ M. Allison Miller
                                                M. Allison Miller
                                                Paralegal

Enclosures